Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of March 31, 2012

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  As of March 31, 2012, the Company operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 646 communities in 35 states and the ability to serve approximately 67,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units	Percentage of Q1 2012 Revenues	Percentage of Q1 2012 Facility Operating Income
Owned	209	22,085	39.0%	40.2%
Leased	341	26,699	48.3%	55.9%
Managed	96	18,203	12.7%	3.9%
Total	646	66,987	100.0%	100.0%

Operating Type
Retirement Centers	76	14,547	20.3%	26.4%
Assisted Living	434	21,678	40.4%	46.6%
CCRCs	40	12,559	26.6%	23.1%
Managed	96	18,203	12.7%	3.9%
Total	646	66,987	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year(1)	Q1
Reported CFFO	$0.51	$0.51	$0.49	$0.47	$1.98	$0.45
Add: integration and transaction-related costs	-	0.01	0.05	0.07	$0.13	0.03
Adjusted CFFO	$0.51	$0.52	$0.54	$0.54	$2.11	$0.48

Weighted average shares (000's)	120,792	121,280	121,616	120,951		121,145
Period end outstanding shares (excluding unvested restricted shares) (000's)	120,835	121,973	120,911	121,133		121,197

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations

Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying first quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Information
As of March 31, 2012

Average Occupancy and Rates based on Average Occupied Units in the Period

	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1

Retirement Centers
Number of communities (period end)	75	74	76	76	76	76
Total average units(1)	14,104	14,050	14,131	14,468	14,188	14,452
Weighted average unit occupancy	87.3%	87.3%	88.4%	88.9%	88.0%	88.8%
Average monthly revenue per unit(2)	$3,482	$3,501	$3,524	$3,544	$3,513	$3,609

Assisted Living
Number of communities (period end)	428	428	433	434	434	434
Total average units(1)	21,295	21,145	21,265	21,589	21,323	21,635
Weighted average unit occupancy	88.2%	87.4%	88.4%	88.7%	88.2%	88.5%
Average monthly revenue per unit(2)	$4,705	$4,722	$4,717	$4,703	$4,712	$4,813

CCRCs
Number of communities (period end)	36	36	40	40	40	40
Total average units(1)	11,211	11,212	11,395	11,785	11,401	11,797
Weighted average unit occupancy	85.3%	84.4%	84.4%	84.9%	84.8%	85.3%
Average monthly revenue per unit(2)	$5,873	$5,874	$5,906	$5,705	$5,838	$5,810

Consolidated Totals
Number of communities (period end)	539	538	549	550	550	550
Total average units(1)	46,610	46,407	46,791	47,842	46,912	47,884
Weighted average unit occupancy	87.2%	86.6%	87.4%	87.8%	87.3%	87.8%
Average monthly revenue per unit(2)	$4,609	$4,620	$4,632	$4,587	$4,612	$4,684

Management Services - Total
Number of communities (period end)	19	19	98	97	97	96
Total average units(1)	3,784	3,785	8,649	18,328	8,636	18,253
Weighted average occupancy	84.7%	84.8%	84.3%	84.4%	84.5%	84.3%
Average monthly revenue per unit(2)	$3,778	$3,836	$3,484	$3,344	$3,480	$3,373

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of March 31, 2012

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)
	Three Months Ended March 31,
	2012	2011	% Change
Revenue	$557,295	$546,026	2.1%
Operating Expense	374,530	358,700	4.4%
Facility Operating Income	$182,765	$187,326	-2.4%
Facility Operating Margin	32.8%	34.3%	-1.5%

# Communities	532	532
Avg. Period Occupancy	87.9%	87.4%	0.5%
Avg. Mo. Revenue/Unit	$4,661	$4,594	1.5%

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended March 31,
	2012	2011
Type
Recurring	$8,564	$7,882
Reimbursements	(500)	(825)
Net Recurring	8,064	7,057
Corporate (1)	6,705	4,354
EBITDA-enhancing / Major Projects (2)	13,673	10,423
Program Max / Development, net (3)	13,091	6,755
Net Total Capital Expenditures (4)	$41,533	$28,589

(1)  Corporate includes home health acquisitions, capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(2) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(3)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments. Amounts shown are amounts invested, net of third party lender or lessor funding received of $0.4 million for the three months ended March 31, 2012.  No lender or lessor funding was received for the three months ended March 31, 2011.

(4)  Approximately $11.4 million and $9.5 million of expense was recognized during the three months ended March 31, 2012 and 2011, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Information on Ancillary Services

	Three Months Ended March 31,
	2012	2011
Brookdale Units Served:
Therapy	42,558	38,459
Therapy consolidated	35,909	35,428

Home Health	37,390	30,365
Home Health consolidated	32,655	27,277

Avg. Mo. NOI/Occupied Unit Served:
Outpatient Therapy and Home Health Only	$110	$156

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of March 31, 2012
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2012	$21,919	3.65%	$-	-	$21,919	3.65%	$19,684	8.38%	$41,603
2013	511,954	3.53%	-	-	511,954	3.53%	29,468	8.40%	541,422
2014	164,007	5.82%	-	-	164,007	5.82%	31,259	8.44%	195,266
2015	38,593	5.64%	-	-	38,593	5.64%	32,909	8.48%	71,502
2016	33,895	5.16%	85,000	6.50%	118,895	6.12%	30,308	8.60%	149,203
Thereafter	1,393,231	4.19%	-	-	1,393,231	4.19%	199,015	8.72%	1,592,246
Total	$2,163,599	4.19%	$85,000	6.50%	$2,248,599	4.28%	$342,643	8.62%	$2,591,242

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2012	$21,919	3.65%	$-	-	$21,919	3.65%	$19,684	8.38%	$41,603
2013	305,926	3.02%	-	-	305,926	3.02%	29,468	8.40%	335,394
2014	24,952	5.68%	-	-	24,952	5.68%	31,259	8.44%	56,211
2015	179,918	5.76%	-	-	179,918	5.76%	32,909	8.48%	212,827
2016	35,287	5.08%	85,000	6.50%	120,287	6.08%	30,308	8.60%	150,595
Thereafter	1,595,597	4.21%	-	-	1,595,597	4.21%	199,015	8.72%	1,794,612
Total	$2,163,599	4.19%	$85,000	6.50%	$2,248,599	4.28%	$342,643	8.62%	$2,591,242

Coverage Ratios

	Three months ended March 31, 2012
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	22,085	82,698	67,423	24,340	2.8	x
Leased communities *	26,699	114,939	96,102	78,693	1.2	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Three months ended March 31,
	2012	2011
Scheduled debt amortization	$11,596	$7,292
Lease financing debt amortization - FMV or no purchase option (4)	2,929	2,533
Lease financing debt amortization - bargain purchase option	3,442	3,054
Total debt amortization	$17,967	$12,879

Line Availability

($000s)	12/31/10	03/31/11	06/30/11	09/30/11	12/31/11	03/31/12

Total line commitment	$120,000	$230,000	$230,000	$230,000	$230,000	$230,000

Line availability (7)	$113,025	$182,053	$172,105	$162,057	$194,165	$199,786
Ending line balance	-	-	-	35,000	65,000	85,000
Available to draw	$113,025	$182,053	$172,105	$127,057	$129,165	$114,786
Cash and cash equivalents	81,827	36,732	40,126	39,195	30,836	42,113
Total liquidity (available to draw + cash)	$194,852	$218,785	$212,231	$166,252	$160,001	$156,899

Total letters of credit outstanding	$72,012	$71,878	$72,051	$71,785	$78,104	$77,754

Leverage Ratios
		Annualized
	Balance	Leverage
Debt (1)	$2,163,599
Capital leases	342,643
Total Debt	$2,506,242	6.5	x

Plus: Line of credit (cash borrowings)	85,000
Less: Unrestricted cash	(42,113)
Less: Cash held as collateral against existing debt	(3,869)
Subtotal	$2,545,260	6.6	x

2012 YTD annualized Adjusted EBITDA	$386,444

Annual cash lease expense multiplied by 8	2,268,672
Total adjusted debt	$4,813,932	7.2	x

2012 YTD annualized Adjusted EBITDAR	$670,028

Debt Structure

		weighted
	Balance	rate (2)
Fixed rate debt (1)	$1,494,049	4.96%
Variable rate debt (1)	669,550	2.48%
Capital leases	342,643	8.62%
Line of credit (cash borrowings)	85,000	6.50%
Total debt	$2,591,242

	Balance	% of total
Variable rate debt with interest rate swaps (1) (5)	$27,660	4.1%
Variable rate debt with interest rate caps (1) (6)	410,263	61.3%
Variable rate debt - unhedged (1)	231,627	34.6%
Total variable rate debt (1)	$669,550	100.0%

(1) Includes mortgage debt, bond and discount mortgage backed security financing and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 5.49%.
(6) Weighted cap rate for stated reporting period of 5.49% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
Selected Data - 2011 Convertible Debt Issuance
As of March 31, 2012
($ in 000's)

Issuance Proceeds:
Face Amount of Notes	316,250
Total Issuance Costs	(7,949)	See detail below.
Purchase of Hedge	(77,007)	The net cost of the bond hedge is $31,941.
Sale of Warrants	45,066	This net amount will reduce equity resulting from the issuance.
Net Cash Proceeds	276,360

Issuance Costs:
Notes Payable	5,944
Equity Component	2,005
	7,949

Initial GAAP Recording:
Cash Proceeds	276,360
Deferred Financing Costs	5,944
	282,304

Notes Payable	237,444	Face amount discounted using effective 7.5% interest rate.
Paid In Capital	44,860	See detail below.
	282,304

Change In Equity:
Imbedded Conversion Option	78,806
Purchase of Hedge	(77,007)
Sale of Warrants	45,066
Equity Issuance Costs	(2,005)
	44,860

Balance Sheet Balances			Interest Expense Amounts
	Notes	Deferred	Period	GAAP	Cash
As of	Liability	Fin. Costs	Ending	Interest	Interest
Closing	237,444	5,944
31-Dec-2011	241,899	5,519	6 Mo. 12/2011	9,214	4,759
31-Dec-2012	251,314	4,670	Year 12/2012	18,112	8,697
31-Dec-2013	261,445	3,821	Year 12/2013	18,828	8,697
31-Dec-2014	272,347	2,972	Year 12/2014	19,599	8,697
31-Dec-2015	284,079	2,123	Year 12/2015	20,429	8,697
31-Dec-2016	296,704	1,274	Year 12/2016	21,322	8,697
31-Dec-2017	310,290	424	Year 12/2017	22,283	8,697
15-Jun-2018	316,250	-	6 Mo. 6/2018	9,946	3,986

Brookdale Senior Living Inc.
CFFO Reconciliation
As of March 31, 2012

CFFO Calculation
($ in 000s)
	Three Months Ended March 31,
	2012	2011

Net cash provided by operating activities (includes non-refundable entrance fees)	$45,693	$92,666
Changes in operating assets and liabilities (eliminates cash flow effect)	18,977	(20,387)
Add: Refundable entrance fees received	7,989	6,080
Less: First generation entrance fees received	-	(2,729)
Less: Entrance fee refunds disbursed	(8,102)	(4,930)
Less: Recurring capital expenditures, net	(8,064)	(7,057)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,929)	(2,533)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(206)	-
Add: CFFO from unconsolidated ventures	1,228	641
Cash From Facility Operations	$54,586	$61,751

Add: Integration and transaction-related costs	3,904	-
Adjusted Cash From Facility Operations	$58,490	$61,751

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,609	4,620	4,632	4,587	4,612	4,684
Average monthly units (excluding equity homes) available	46,634	46,433	46,822	47,848	46,908	47,860
Average occupancy for the quarter	87.2%	86.6%	87.4%	87.8%	87.3%	87.8%
Resident fee revenue	$562,273	$557,319	$568,660	$578,104	$2,266,356	$590,483

Add: management fee revenue	1,405	1,505	3,336	7,349	13,595	7,924
Total revenues excluding entrance fee amortization	$563,678	$558,824	$571,996	$585,453	$2,279,951	$598,407

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$569,440	$565,428	$578,495	$591,989	$2,305,352	$604,810
Less: Entrance fee amortization	(5,762)	(6,604)	(6,499)	(6,536)	(25,401)	(6,403)
Adjusted revenues	563,678	558,824	571,996	585,453	2,279,951	598,407

Less: Facility operating expenses	(370,954)	(366,242)	(381,414)	(389,961)	(1,508,571)	(399,249)

Less: G&A including non-cash stock-based compensation expense	(33,543)	(33,681)	(38,711)	(42,392)	(148,327)	(44,973)
Add: G&A non-cash stock-based compensation expense	4,540	4,555	5,221	5,540	19,856	6,435
Net G&A	(29,003)	(29,126)	(33,490)	(36,852)	(128,471)	(38,538)

Less: Facility lease expense	(66,315)	(66,065)	(68,314)	(74,164)	(274,858)	(71,445)
Add: Straight-line lease expense	1,726	1,456	1,834	3,592	8,608	1,642
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,094)	(1,093)	(4,373)	(1,093)
Net lease expense	(65,682)	(65,702)	(67,574)	(71,665)	(270,623)	(70,896)

Add: Entrance fee receipts	9,712	12,454	15,726	17,480	55,372	14,989
Less: Entrance fee disbursements	(4,930)	(6,481)	(5,475)	(8,107)	(24,993)	(8,102)
Net entrance fees	4,782	5,973	10,251	9,373	30,379	6,887

Adjusted EBITDA	102,821	103,727	99,769	96,348	402,665	96,611

Less: Recurring capital expenditures, net	(7,057)	(9,268)	(8,675)	(8,661)	(33,661)	(8,064)
Less: Interest expense, net	(30,936)	(29,900)	(29,262)	(31,237)	(121,335)	(31,198)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,533)	(2,587)	(2,645)	(2,700)	(10,465)	(2,929)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	-	(582)	(582)	(206)
Add: CFFO from unconsolidated ventures	641	661	738	1,249	3,289	1,228
Less: Other	(1,185)	(1,328)	196	2,329	12	(856)

Reported CFFO	$61,751	$61,305	$60,121	$56,746	$239,923	$54,586

Add: integration and transaction-related costs	-	894	5,468	8,026	14,388	3,904
Adjusted CFFO	$61,751	$62,199	$65,589	$64,772	$254,311	$58,490

CFFO Per Share

($ except where indicated)	FY 2011					FY 2012
	Q1	Q2	Q3	Q4	Full Year(2)	Q1
Reported CFFO	$0.51	$0.51	$0.49	$0.47	$1.98	$0.45
Add: integration and transaction-related costs	-	0.01	0.05	0.07	0.13	0.03
Adjusted CFFO	$0.51	$0.52	$0.54	$0.54	$2.11	$0.48

Shares used in calculation of CFFO (000's)	120,792	121,280	121,616	120,951		121,145

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of March 31, 2012

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Occupancy	82.6%	82.3%	82.0%	82.9%	83.4%
Ending # EF Vacant Units	594	620	621	616	658
# Closings	53	73	88	85	94
# of Refunds	69	72	73	75	92

Cash Basis ($ in 000's except average resale and refund)
Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	4,918	8,305	9,360	8,387	7,000
Proceeds from refundable entrance fees (2)(3)	4,794	4,149	6,366	9,093	7,989
Total Cash Proceeds	9,712	12,454	15,726	17,480	14,989
Refunds of entrance fees (4)(5)	(4,930)	(6,481)	(5,475)	(8,107)	(8,102)
Net Resale Cash Flow	4,782	5,973	10,251	9,373	6,887

My Choice proceeds included in refundable resale receipts above	1,144	1,591	2,264	3,994	2,363

Average Resale $ (excluding My Choice proceeds)	161,660	148,808	152,977	158,659	134,319
Average Refund $ (excluding My Choice refunds)	(70,058)	(81,681)	(71,863)	(98,040)	(84,283)

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $155,000	101,990
Refund Attachments	(11,401)
Net Cash Value	90,589

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Amortization of entrance fees (incl. gains on terminations) (6)	(5,204)	(6,022)	(5,890)	(5,869)	(6,403)

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following  contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue.
(2) Excludes first generation entrance fees received from the sale of units at a recently opened entrance fee CCRC prior to stabilization.  We determine the stabilization date of recently opened entrance fee communities to be the first day of the first full fiscal quarter occurring two years subsequent to the community's opening date for occupancy of all levels of care on the campus.  Stabilization was achieved at a recently opened entrance fee CCRC in Q1 2012.

(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds).
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees.
(5) Excludes first generation entrance fee refunds not replaced by second generation entrance fee receipts at a recently opened entrance fee CCRC prior to stabilization ($0.8 million for the three months ended December 31, 2011).

(6) Excludes first generation entrance fee amortization prior to stabilization (Note 2).

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of March 31, 2012
($ in 000s)

Cash Flow Statements

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012
Cash Flows from Operating Activities
Net loss	$(12,305)	$(33,959)	$(7,036)	$(14,875)	(68,175)	$(10,338)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on extinguishment of debt	2,894	15,254	715	-	18,863	221
Depreciation and amortization	74,486	72,587	68,381	66,479	281,933	67,817
Asset impairment	14,846	-	-	2,046	16,892	1,083
Equity in (earnings) loss of unconsolidated ventures	(266)	(146)	117	(1,137)	(1,432)	(99)
Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	700	582	1,282	206
Amortization of deferred gain	(1,093)	(1,093)	(1,094)	(1,093)	(4,373)	(1,093)
Amortization of entrance fees	(5,762)	(6,604)	(6,499)	(6,536)	(25,401)	(6,403)
Proceeds from deferred entrance fee revenue	6,361	9,299	10,815	11,903	38,378	7,000
Deferred income tax (benefit) provision	(11,841)	11,841	-	943	943	(4)
Change in deferred lease liability	1,726	1,456	1,824	3,602	8,608	1,642
Change in fair value of derivatives and amortization	8	2,635	1,508	(273)	3,878	233
(Gain) loss on sale of assets	(1,315)	-	135	-	(1,180)	114
(Gain) loss on acquisition	-	-	(3,520)	1,538	(1,982)	636
Gain on facility lease termination	-	-	-	-	-	(2,780)
Lessor cash reimbursement for tenant incentive	-	-	-	1,251	1,251	-
Non-cash stock-based compensation	4,540	4,555	5,221	5,540	19,856	6,435
Changes in operating assets and liabilities:
Accounts receivable, net	(105)	1,728	(3,998)	(2,992)	(5,367)	(5,317)
Prepaid expenses and other assets, net	460	1,477	(11,425)	(13,446)	(22,934)	(1,681)
Accounts payable and accrued expenses	8,453	(7,136)	1,509	10,895	13,721	(23,705)
Tenant refundable fees and security deposits	310	(287)	(1,964)	(245)	(2,186)	(442)
Deferred revenue	11,269	(6,921)	(739)	(7,757)	(4,148)	12,168
Net cash provided by operating activities	92,666	64,686	54,650	56,425	268,427	45,693
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	941	(1,313)	(1,219)	(1,497)	(3,088)	(2,217)
Decrease (increase) in cash and escrow deposits — restricted	54,455	3,841	(2,052)	(68)	56,176	8,442
Purchase of marketable securities — restricted	(26,409)	(6,315)	-	-	(32,724)	(399)
Sale of marketable securities — restricted	809	608	(2)	16	1,431	-
Additions to property, plant and equipment and leasehold intangibles, net of related payables	(28,589)	(39,340)	(46,659)	(45,543)	(160,131)	(41,533)
Acquisition of assets, net of related payables and cash received	(51,330)	(3,178)	(89)	(34,085)	(88,682)	(104,984)
Purchase of Horizon Bay Realty, L.L.C., net of cash acquired	-	-	5,516	-	5,516	-
Payment on (issuance of) notes receivable, net	403	-	1,271	(190)	1,484	(439)
Investment in unconsolidated ventures	-	-	(13,711)	(279)	(13,990)	-
Distributions received from unconsolidated ventures	60	56	40	50	206	100
Net proceeds from sale of assets	23,147	5,885	1,785	-	30,817	-
Other	(164)	(304)	(353)	(93)	(914)	(362)
Net cash (used in) provided by investing activities	(26,677)	(40,060)	(55,473)	(81,689)	(203,899)	(141,392)
Cash Flows from Financing Activities
Proceeds from debt	28,000	2,417	447,108	5,144	482,669	175,838
Proceeds from issuance of convertible notes, net	-	308,335	(102)	(21)	308,212	-
Issuance of warrants	-	45,066	-	-	45,066	-
Purchase of bond hedge	-	(77,007)	-	-	(77,007)	-
Repayment of debt and capital lease obligations	(134,550)	(283,626)	(461,397)	(18,992)	(898,565)	(86,068)
Proceeds from line of credit	40,000	15,000	65,000	105,000	225,000	130,000
Repayment of line of credit	(40,000)	(15,000)	(30,000)	(75,000)	(160,000)	(110,000)
Payment of financing costs, net of related payables	(2,575)	(910)	(4,685)	(542)	(8,712)	(2,378)
Other	(184)	(148)	(122)	(833)	(1,287)	(86)
Refundable entrance fees:
Proceeds from refundable entrance fees	6,080	5,310	7,204	11,017	29,611	7,989
Refunds of entrance fees	(4,930)	(6,481)	(5,475)	(8,868)	(25,754)	(8,102)
Cash portion of loss on extinguishment of debt	(2,861)	(14,153)	(26)	-	(17,040)	(118)
Recouponing and payment of swap termination	(64)	(35)	-	-	(99)	(99)
Purchase of treasury stock	-	-	(17,613)	-	(17,613)	-
Net cash provided by (used in) financing activities	(111,084)	(21,232)	(108)	16,905	(115,519)	106,976
Net (decrease) increase in cash and cash equivalents	(45,095)	3,394	(931)	(8,359)	(50,991)	11,277
Cash and cash equivalents at beginning of period	81,827	36,732	40,126	39,195	81,827	30,836
Cash and cash equivalents at end of period	$36,732	$40,126	$39,195	$30,836	$30,836	$42,113